EXHIBIT 99.4
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                             WESTPOINT STEVENS INC.
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                              FINANCIAL INFORMATION
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           The attached table sets forth (i) actual information with respect to the Revenues, Operating Earnings, "Other Charges", "EBITDA" and Capital Expenditures of WestPoint Stevens Inc. (the "Company") for the fiscal quarter ended March 31, 2003 and (ii) estimates by the Company of the same information for each of the fiscal quarters ending June 30, September 30 and December 31, 2003, respectively, and for the year ending December 31, 2003.

           For purposes of such table, "Other Charges" means depreciation, amortization and costs related to restructuring initiatives, in each case as determined in accordance with generally accepted accounting principles, and "EBITDA" means the sum of Operating Earnings plus Other Charges. EBITDA is not an alternative measure of operating results or cash flow from operations, as determined in accordance with generally accepted accounting principles, and EBITDA, as presented by the Company, may not be comparable to similarly titled measures reported by other companies.

           All of the information with respect to periods ending subsequent to March 31, 2003 consists of forward-looking statements, within the meaning of the federal securities laws, which are only estimates and predictions and not guarantees of performance. The information is based upon beliefs and assumptions that may prove to be incorrect. Hence, the achievement of the future results projected therein is subject to numerous factors and conditions, a great many of which are beyond the Company's control and the Company's actual financial performance may differ materially from the performance projected. These factors include, but are not limited to, uncertainties relating to the Company's current reorganization proceedings under Chapter 11 of the Bankruptcy Code and the fact that the following factors, among others, may vary from those assumed in preparing such information: product margins; raw material prices; reserves that may be required for bad debts, returns and allowances; macro-economic circumstances and general economic conditions; competition; and product demand.


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

WESTPOINT STEVENS INC.
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Quarterly Financial Summary
($ in thousands)

                                                                             2003
                      --------------------------------------------------------------------------------------------------------------
                          MARCH 31ST             JUNE 30TH             SEPTEMBER 30TH         DECEMBER 31ST         12/31/2003
                      --------------------  --------------------   -----------------------------------------------------------------
                           Q1 ACTUAL           Q2 ESTIMATED           Q3 ESTIMATED           Q4 ESTIMATED          FY ESTIMATED
                      --------------------  --------------------   --------------------   -------------------   --------------------

                                                                                                                --------------------
REVENUES                         $379,263              $408,458               $494,393              $460,865             $1,742,979

Operating Earnings                  8,554                10,013                 41,267                33,013                 92,847

Other Charges (1)                 (23,251)              (22,817)               (20,961)              (20,721)               (87,750)

EBITDA (2)                         31,805                32,830                 62,228                53,734                180,597



Capital Expenditures                4,454                 1,546                 22,000                22,000                 50,000
                                                                                                                --------------------



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(1)  Other Charges consist of depreciation, amortization and costs related to restructuring initiatives.

(2)  EBITDA represents Operating Earnings plus the aggregate of Other Charges.